UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2007

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

As previously reported, on December 16, 2006, 4363213 Canada Inc. (the "Purchaser"), a Canadian company formed by Loral Space & Communications Inc. (the "Company") and the Public Sector Pension Investment Board ("PSP"), entered into a Share Purchase Agreement (the "Share Purchase Agreement") with BCE Inc. (the "Seller") and Telesat Canada ("Telesat"), pursuant to which, among other things, the Purchaser agreed to purchase all of the issued and outstanding shares of Telesat. In order to finance the acquisition of Telesat, the parent of the Purchaser, 4363205 Canada Inc. ("Purchaser Parent") entered into the Fourth Amended and Restated Commitment Letter, dated February 1, 2007 (the "Commitment Letter") among 4363205 Canada Inc., Morgan Stanley Senior Funding, Inc., Morgan Stanley Senior Funding Nova Scotia, Morgan Stanley & Co., Incorporated, UBS Loan Finance LLC, UBS Securities LLC, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., The Bank of Nova Scotia, Citigroup Global Markets Inc., Jefferies & Company, Inc. and Jefferies Finance LLC. The financing contemplated by the Commitment Letter also provides a commitment to provide funds intended to be used in connection with the transfer to Purchaser Parent of substantially all of the assets of Loral Skynet Corporation. A copy of the Commitment Letter is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

99.1 Fourth Amended and Restated Commitment Letter, dated February 1, 2007 among 4363205 Canada Inc., Morgan Stanley Senior Funding, Inc., Morgan Stanley Senior Funding Nova Scotia, Morgan Stanley & Co., Incorporated, UBS Loan Finance LLC, UBS Securities LLC, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., The Bank of Nova Scotia, Citigroup Global Markets Inc., Jefferies & Company, Inc. and Jefferies Finance LLC.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

February 1, 2007	By:	Avi Katz

Name: Avi Katz
Title: Vice President and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Fourth Amended and Restated Commitment Letter, dated February 1, 2007 among 4363205 Canada Inc., Morgan Stanley Senior Funding, Inc., Morgan Stanley Senior Funding Nova Scotia, Morgan Stanley & Co., Incorporated, UBS Loan Finance LLC, UBS Securities LLC, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., The Bank of Nova Scotia, Citigroup Global Markets Inc., Jefferies & Company, Inc. and Jefferies Finance LLC.